EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Starwood Non-Agency Lending, LLC (“Client”) and were reviewed by AMC on behalf of the party selling those loans (the “Selling Party”). The mortgage loans were reviewed via files imaged and provided by the Selling Party or its designee for review. The Review was conducted from November 2018 through March 2019 on mortgage loans with origination dates from October 2018 through February 2019.

(2) Sample size of the assets reviewed.
The Review was conducted on twenty-three (23) mortgage loans with an aggregate original principal balance of approximately $12.152 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.
AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.
Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (23 Mortgage Loans)

DOCUMENT REVIEW
For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW
The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.
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Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

AMC completed the following reviews to verify the occupancy of the Mortgaged Properties and the mortgagor’s intended use of proceeds for each Mortgage Loan.

·      Mortgage Note: AMC reviewed each Mortgage Note and documented the mortgagor and/or co-mortgagor’s individual name and/or business entity (as applicable) as listed on Mortgage Note.
·      AMC reviewed each Mortgage Loan’s appraisal report to verify the following attributes: (i) property type, (ii) occupancy status (i.e. vacant, owner occupied or tenant occupied), (iii) comparable sales analysis for investment properties and (iv) certain aspects of the appraiser’s developed income valuation approach (i.e. FNMA Form 216 or 1007).
·      Mortgagor’s Certification of Occupancy and Business Purpose: AMC reviewed each Mortgage Loan’s certification of non-owner occupancy to verify (i) that the mortgagor/co-mortgagor certified that the subject property is an investment property, (ii) that the mortgagor certified that the Mortgage Loan is not subject to certain consumer protection laws if the certification states so and (iii) that the certification is signed and dated by the mortgagor.  AMC also reviewed each Mortgage Loan’s certification of business purpose in the related loan file to verify that such Mortgage Loan was intended for business purpose.
·      Loan Application: AMC reviewed each loan application to verify (i) the purpose of the  Mortgage Loan, (ii) that the Mortgaged Property listed on the application will be an investment property, (iii) that the current primary address provided by each of the signatories of the application does not match the address of the Mortgaged Property and (iv) that the schedule of real estate owned lists all additional properties owned by the mortgagor (including rental property being held for income).
(6) Value of collateral securing the assets: review and methodology.
AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was  (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.
Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Not applicable.

(8) Other: review and methodology.
Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS
The NRSRO criteria referenced for this report and utilized for grading descriptions are based upon the NRSRO listed in Item 3 above.

OVERALL REVIEW RESULTS SUMMARY
There were twenty-three (23) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, fifteen (15) (65.22%) had an Overall grade of “A”, and eight (8) (34.78%) had exceptions that generated an Overall grade of “B.” Two (2) loans with an Overall grade of “B” had exceptions across multiple categories.

NRSRO Grade	# of Loans	Percentage of Loans
A	15	65.22%
B	8	34.78%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY
Fifteen (15) (65.22%) mortgage loans of the total received an “A” Credit Review grade. The eight (8) (34.78%) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	Percentage of Loans
A	15	65.22%
B	8	34.78%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY
All twenty-three (23) mortgage loans had a Property Grade of "A".

NRSRO Grade	# of Loans	Percentage of Loans
A	23	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

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REVIEW EXCEPTION SUMMARY (23 Mortgage Loans)
The summaries below detail the exceptions from the Credit and Property Reviews that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Exception Level Grade	Exception Category	Total Exceptions
Credit	B	Guideline Requirement: Loan to value discrepancy.	5
		Credit	3
		FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	1
		Guideline Requirement: Minimum Loan Amount discrepancy.	1
Total Credit Grade (B) Exceptions:			10

ADDITIONAL LOAN POPULATION SUMMARY*
Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	9	39.13%	$6,730,500.00	55.38%
Adjustable	14	60.87%	$5,422,100.00	44.62%
Total	23	100.00%	$12,152,600.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	23	100.00%	$12,152,600.00	100.00%
Total	23	100.00%	$12,152,600.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	8	34.78%	$4,485,300.00	36.91%
Other-than-first-time Home Purchase	8	34.78%	$3,067,300.00	25.24%
Rate/Term Refinance - Borrower Initiated	7	30.43%	$4,600,000.00	37.85%
Total	23	100.00%	$12,152,600.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	23	100.00%	$12,152,600.00	100.00%
Total	23	100.00%	$12,152,600.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	8	34.78%	$4,201,750.00	34.57%
Condo, Low Rise	1	4.35%	$615,000.00	5.06%
PUD	3	13.04%	$867,800.00	7.14%
2 Family	9	39.13%	$5,365,550.00	44.15%
4 Family	2	8.70%	$1,102,500.00	9.07%
Total	23	100.00%	$12,152,600.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	23	100.00%	$12,152,600.00	100.00%
Total	23	100.00%	$12,152,600.00	100.00%

Origination Channel	Loan Count	% of Loans	Original Balance	% of Balance
Broker	5	21.74%	$2,688,800.00	22.13%
Retail	18	78.26%	$9,463,800.00	77.87%
Total	23	100.00%	$12,152,600.00	100.00%

Review Type	Loan Count	% of Loans	Original Balance	% of Balance
Leases	23	100.00%	$12,152,600.00	100.00%
Total	23	100.00%	$12,152,600.00	100.00%
 *Tables may not add to 100% due to rounding.

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